UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 4, 2004
                                                  --------------------------

                     Conversion Services International, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-30420                  20-1010495
 ---------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


          100 Eagle Rock Avenue
        East Hanover, New Jersey                                   07936
----------------------------------------                    -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (973) 560-9400
                                                     ---------------------------


   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

PORTIONS AMENDED:

     The Registrant hereby amends Item 7 contained in the Registrant's Current Report on Form 8-K filed March 16, 2004 to provide the requisite financial information required by Item 7 including pro forma financial information. Except as set forth in Item 7 below, no other changes are made to the Registrant's Current Report on Form 8-K filed March 16, 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. Audited Financial Statements for DeLeeuw Associates, Inc. for the years ended December 31, 2003 and December 31, 2002.

(b) Pro Forma Financial Information. Unaudited Financial Statements of DeLeeuw Associates, Inc. for the years ended December 31, 2003 and December 31, 2002.

(c) Exhibits.

2.1 Acquisition Agreement, dated February 27, 2004, among the Company, DeLeeuw Associates, Inc. and Robert C. DeLeeuw (filed as Exhibit 2.1 on Form 8-K on March 16, 2004).

2.2 Plan and Agreement of Merger and Reorganization, dated February 27, 2004, among the Company, DeLeeuw Associates, Inc. and DeLeeuw Conversion LLC (filed as Exhibit 2.2 on Form 8-K on March 16, 2004).

2.3 Certificate of Merger relating to the merger of DeLeeuw Associates, Inc. and DeLeeuw Conversion LLC in Delaware (filed as Exhibit 2.3 on Form 8-K on March 16, 2004).

2.4 Certificate of Merger relating to the merger of DeLeeuw Associates, Inc. and DeLeeuw Conversion LLC in New Jersey (filed as Exhibit 2.4 on Form 8-K on March 16, 2004).

2.5 Certificate of Amendment to Certificate of Formation relating to name change of DeLeeuw Conversion LLC (filed as Exhibit 2.5 on Form 8-K on March 16, 2004).

99.1 Press Release of CSI, dated February 26, 2004, relating to the merger transaction (filed as Exhibit 99.1 on Form 8-K on March 16, 2004).

99.2* Audited Financial Statements for Conversion Services International, Inc.
      for the years ended December 31, 2003 and December 31, 2002.

99.3* Pro Forma Financial Statements of Conversion Services International, Inc.
      for the years ended December 31, 2003 and December 31, 2002.

-------------------------------------
*  Filed herewith.

Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                      # # #

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 18, 2004                  CONVERSION SERVICES INTERNATIONAL, INC.


                              By: /s/ Scott Newman
                                   ----------------------------------
                                   Name: Scott Newman
                                   Title: President and Chief Executive Officer